SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities
          Exchange Act of 1934 (Amendment No. [   ])



[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

(Check the Appropriate Box)
[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-11  or
     Sec. 240.14a-12


                  FIRST PHILSON FINANCIAL CORPORATION
-----------------------------------------------------------------
          (Name of Registrant as Specified in its Charter)



-----------------------------------------------------------------
(Name of Person (s) Filing Proxy Statement, if other than the
 Registrant)

Payment of  Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)
     (4) and O-11.

      1) Title of each class of securities to which transaction applies:_______________________________________________

      2) Aggregate number of securities to which transaction applies:_______________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):__________________________

      4)  Proposed maximum aggregate value of transaction: ______

      5)  Total fee paid:________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously paid:________________________________

      2)  Form, Schedule or Registration Statement No.:__________

      3)  Filing Party:__________________________________________

      4)  Date Filed:____________________________________________

  FIRST PHILSON
  FINANCIAL
  CORPORATION
=================================================================
  P O Box 220  Berlin Pennsylvania  15530-0220   (814) 267-4666


NOTICE OF SPECIAL
MEETING OF
STOCKHOLDERS
AND PROXY
STATEMENT



FIRST PHILSON FINANCIAL CORPORATION
534 Main Street
Berlin, Pennsylvania 15530



To be held October 21, 1997



            Mailed to Stockholders September 22, 1997

  FIRST PHILSON
  FINANCIAL
  CORPORATION
=================================================================
  P O Box 220  Berlin Pennsylvania  15530-0220   (814) 267-4666



                                 September 22, 1997



Dear Stockholder:

     You will find enclosed the Notice of Meeting, Proxy
Statement and Proxy for a Special Meeting of Stockholders of First Philson Financial Corporation, which will be held at l:30 p.m. on Tuesday, October 21, 1997, at the Corporation's principal office, 534 Main Street, Berlin, Pennsylvania 15530.

     Please review the enclosed material and sign, date and return the proxy card whether you plan to attend or not so that the matters coming before the meeting may be acted upon.

     I look forward to meeting our Stockholders and welcome the opportunity to discuss the business of your Corporation with you.


                                 Very truly yours,

                                 /s/ Geo. W. Hay

                                 George W. Hay
                                 President and Chief
                                 Executive Officer


Enclosures

  FIRST PHILSON
  FINANCIAL
  CORPORATION
=================================================================
  P O Box 220  Berlin Pennsylvania  15530-0220   (814) 267-4666



             NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


To the Stockholders:

     NOTICE IS HEREBY GIVEN that, pursuant to the call of its Board of Directors, a Special Meeting of Stockholders of First Philson Financial Corporation will be held at the Corporation's principal office, 534 Main Street, Berlin, Pennsylvania 15530, on Tuesday, October 21, 1997, at l:30 p.m., prevailing time, for the purpose of considering and voting on the following matters:

     l. Amending the Certificate of Incorporation to increase the number of shares the Corporation shall have the authority to issue to Ten Million (10,000,000) shares of Common Stock, par value Two Dollars and Fifty Cents ($2.50).

     2. Such other business as may properly come before the meeting or any adjournment thereof.

     Only those Stockholders of record at the close of business on September 2, 1997 shall be entitled to notice of and to vote at the meeting. A Proxy Statement, a form of proxy and self-addressed envelope are enclosed. Complete, date and sign the proxy. Return it promptly in the envelope which requires no postage if mailed in the United States. If you attend the meeting, you may then withdraw your proxy and vote in person.

     This Notice, the accompanying Proxy Statement and form of proxy are sent to you by order of the Board of Directors.


                                 Cathy E. Webreck
                                 Corporate Secretary



Berlin, Pennsylvania
September 22, 1997

               FIRST PHILSON FINANCIAL CORPORATION
                         534 MAIN STREET
                    BERLIN, PENNSYLVANIA 15530

                         PROXY STATEMENT

                          INTRODUCTION


     The Proxy Statement and enclosed form of proxy are being mailed to the Stockholders of First Philson Financial Corporation (the "Corporation"), on or about September 22, 1997, in connection with the solicitation of proxies by the Board of Directors of the Corporation. The proxies will be voted at a Special Meeting of the Stockholders to be held on Tuesday, October 21, 1997, at l:30 p.m., prevailing time, at the Corporation's principal office, 534 Main Street, Berlin, Pennsylvania 15530. Proxies may be revoked at will at any time before they have been exercised by the filing with the Secretary of the Corporation of an instrument of revocation, by filing a duly executed proxy bearing a later date or by appearing at the Special Meeting and giving notice of intention to vote in person.

     The costs of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, directors and officers of the Corporation may solicit proxies, without additional compensation, by telephone or telecopier.
Arrangements may be made by the Corporation with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and the Corporation may reimburse them for reasonable expense they incur in so doing.


                         VOTING SECURITIES

     As of the close of business on September 2, 1997 (the "Record Date"), there were outstanding 435,600 shares of Common Stock of the Corporation ("Common Stock"), the only class of capital stock of the Corporation outstanding and entitled to vote. Only Stockholders of record as of the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Each such Stockholder is entitled to one vote for each such share held.


                 BENEFICIAL OWNERSHIP BY MANAGEMENT

     There is set forth below information with respect to the beneficial ownership, as of the Record Date, of directors and directors and officers as a group of shares of the Common Stock.


Name of Beneficial         Amount and Nature    Percent of Class
------------------         -----------------    ----------------
Owner                      of Ownership <F1><F2>
-----                      ---------------------
Lewis W. Berkley                3,169                <F*>
  Berlin, Pennsylvania
Richard P. Bulow                1,000                <F*>
  Somerset, Pennsylvania
Gregory A. Croner <F3>         44,849                  10.30
  Berlin, Pennsylvania
James E. Croner <F4>           32,458                   7.45
  Berlin, Pennsylvania
Tommy R. Croner                 2,912                <F*>
  Berlin, Pennsylvania
Theodore Deskevich <F5>         1,046                <F*>
  Somerset, Pennsylvania
George W. Hay <F5>              8,717                   2.00
  Rockwood, Pennsylvania
George R. Shafer                1,300                <F*>
  Somerset, Pennsylvania
Gary W. Sterner                14,000                   3.21
  Biglerville, Pennsylvania
Earl K. Wahl, Jr.               4,748                   1.09
  Somerset, Pennsylvania
H. Dean White                   1,200                <F*>
  Indian Head, Pennsylvania
Officers and Directors        117,384                  26.95
  as a Group <F5><F6>
----------

<F*>Less than l%

<Fl> Each of the identified beneficial owners, including the officers and directors as a group, has sole investment and voting power as to all the shares shown as beneficially owned with the exception of those held by certain officers and directors jointly with their spouses or directly by their spouses or other relative.

<F2> Shares are deemed to be beneficially owned if a person
     directly or indirectly has or shares power to vote or dispose of the shares.

<F3> Includes indirect ownership of 34,405 shares of Common Stock through corporate ownership interests and family trusts.

<F4> Includes indirect ownership of 20,620 shares of Common Stock through corporate ownership.

<F5> Includes 297 shares of Common Stock held in the Employee
     Stock Ownership Plan of First Philson Bank, N.A. (the "Bank") credited to Mr. Hay, 46 shares credited to Mr. Deskevich and 1,985 shares credited to participating officers as a group.

<F6> The group consists of fourteen persons, being the directors and one officer of the Corporation and two senior officers of the Bank as of the Record Date.

                    Principal Holders of Stock

     Except as set forth in the following table, no person is known to the Corporation's management to own of record or beneficially 5% or more of the outstanding Common Stock as of the Record Date:

                                          Common Stock
                                   -----------------------
                                    Amount         Percent
Name and Address                   -------         -------
Beneficial Owner
----------------

First Philson Bank, N.A.           40,366             9.27
Employee Stock Ownership Plan
Berlin, Pennsylvania 15530

Gregory A. Croner <F1>             44,849            10.30
Berlin, Pennsylvania  15530

James E. Croner <F2>               32,458             7.45
Berlin, Pennsylvania 15530

<F1> Includes indirect ownership of 34,405 shares of Common Stock through corporate ownership interests and family trusts.

<F2> Includes indirect ownership of 20,620 shares of Common Stock through corporate interests.

                 INCREASE IN AUTHORIZED SHARES

     Stockholders are being asked to approve the following
Resolution amending the Corporation's Certificate of
Incorporation:

     BE IT RESOLVED, that Article Fourth of the Certificate of
Incorporation of this Corporation be amended to read in its entirety as follows:

          "The total number of shares of stock which the Corporation shall have the authority to issue is Ten Million (10,000,000) shares, consisting of one class of common stock having par value of Two Dollars and Fifty Cents ($2.50) per share."

     Approval of this Resolution will increase the authorized
Common Stock of the Corporation from Five Hundred Thousand
(500,000) shares to Ten Million (10,000,000) shares and change the par value from Ten Dollars ($10.00) to Two Dollars and Fifty
Cents ($2.50). The Corporation presently has no other authorized class of stock. There will be no change in the dividend rights, voting rights, liquidation rights, preemptive rights, or any other Stockholder rights, or the status of the shares as fully paid and nonassessable; and no new class will be authorized. The
Corporation will not receive any consideration for additional shares to be issued. The Board of Directors will remain classified, consisting of three classes each elected for a three-year term.

     Immediately upon the effectiveness of the amendment to the Certificate of Incorporation, certificates presently held by the Stockholders shall be for the same number of shares of Common Stock but the par value will be Two Dollars and Fifty Cents ($2.50). In addition, as soon as practicable after the effective date of the amendment, the Board of Directors will issue to each Stockholder of record an additional certificate representing three shares of Common Stock, par value $2.50 for each share of stock presently held by each Stockholder. As a result, there will be issued and outstanding a total of 1,742,400 shares of Common Stock; and each Stockholder will then hold four shares of Common Stock, par value $2.50, in lieu of one share of presently issued and outstanding Common Stock, par value $10.00.

     The Board of Directors is asking the Stockholders to approve this amendment increasing the authorized number of shares and changing par value in order that the Board of Directors may issue enough additional shares by way of the stock split to qualify the Common Stock for listing on the American Stock Exchange ("AMEX"). It is the opinion of the Board of Directors that listing of the Common Stock on AMEX will provide a more stable and active market for the Common Stock to the benefit of the Corporation and its Stockholders. Immediately following approval of the amendment and the issue of additional shares, the Corporation will file a listing application and registration form with AMEX. Preliminary discussions have been held with representatives of AMEX; and, while no assurances can be made that the shares will be accepted for listing, the Board of Directors is confident that the Corporation will meet all of the requirements for listing and registration with AMEX upon the issue of the additional shares as described above. The listing will not cause any changes in the rights of Stockholders; but the Corporation will be required to comply with the rules of AMEX.

     The Corporation's Common Stock is presently registered pursuant to the provisions of Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act") and therefore is subject to other requirements of the Exchange Act, including periodic reporting (Section 13), proxy solicitation requirements and tender offer requirements (Section 14) and insider reporting and trading requirements (Section 16). As a result of the listing of the Common Stock on AMEX, the Corporation will become subject to the registration provisions of Section 12(b) of the Exchange Act; but this will not change the requirements of the Corporation with respect to periodic reporting, proxy solicitation or insider reporting and trading except that a copy of all documents filed with the Securities and Exchange Commission ("SEC") will be filed with AMEX. The Corporation will file a registration statement with the SEC reflecting that the Common Stock will be registered pursuant to Section 12(b). This form will be filed with the SEC at the same time the listing application and registration form are filed with AMEX.

     The Board of Directors has no present intention to issue any additional shares other than as described above. The Board of Directors has the authority, prior to the effectiveness of filing the amendment with the Secretary of State of Delaware, to terminate the amendment without further action by the Stockholders. The Board of Directors has no present intention of taking such action.

                    FINANCIAL INFORMATION

     The Corporation's Annual Report to Stockholders for the year ended December 31, 1996 has previously been provided to Stockholders in connection with the Annual Meeting held on April 15, 1997, and is incorporated herein by reference pursuant to Rule 14a-101. That report contains all financial information considered material to the request for approval of the amendment.

     REQUESTS FOR PRINTED FINANCIAL MATERIAL FOR THE CORPORATION OR THE BANK - ANNUAL OR QUARTERLY REPORTS, FORMS 10-K AND 10-Q AND CALL REPORTS - SHOULD BE DIRECTED TO THEODORE DESKEVICH, TREASURER, 534 MAIN STREET, BERLIN, PA 15530, TELEPHONE (814) 267-4666. UPON WRITTEN REQUEST AND PAYMENT OF A COPYING FEE OF TEN CENTS A PAGE, THE CORPORATION WILL FURNISH A COPY OF ALL EXHIBITS TO THE FORM 10-K.


          STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

     Any Stockholder desiring to present a proposal to be considered at the 1998 Annual Meeting of Stockholders should submit the proposal in writing to: George W. Hay, President, First Philson Financial Corporation, 534 Main Street, Berlin, PA
15530 no later than November 15, 1997.


                           OTHER MATTERS

     The Board of Directors knows of no other matters to be presented at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy.

                              By Order of the Board of Directors



                              Cathy E. Webreck
                              Corporate Secretary

           PROXY FOR SPECIAL MEETING OF STOCKHOLDERS OF
                FIRST PHILSON FINANCIAL CORPORATION




     The undersigned Stockholder(s) of FIRST PHILSON FINANCIAL CORPORATION, Berlin, Pennsylvania do(es) hereby appoint Tommy R. Croner and H. Dean White or either one of them my (our) true attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of said Corporation standing in my (our) name(s) on its books on September 2, 1997, at the Special Meeting of Stockholders to be held at the Corporation's Headquarters Office, 534 Main Street, Berlin, Pennsylvania 15530, on Tuesday, October 21, 1997, at 1:30 p.m. or any adjournment(s) thereof as follows:

Mark an "X" in the box below to indicate your vote.

1. Approval of amendment to Certificate of Incorporation to increase the number of shares the Corporation is authorized to issue to 10,000,000 shares of Common Stock, par value
    $2.50.

    [ ] For        [ ] Against        [ ] Abstain

2. In accordance with the recommendations of management, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

    IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED
    SHALL BE VOTED IN FAVOR OF ITEM I AND IN ACCORDANCE WITH
    THE RECOMMENDATION OF MANAGEMENT WITH RESPECT TO ITEM 2.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    AND MAY BE REVOKED PRIOR TO EXERCISE.

    This will ratify and confirm all that said attorney(s) may do or cause to be done by virtue hereof. Said attorney(s) is (are) hereby authorized to exercise all the power that I (we) would possess if present personally at said meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me (us) heretofore given for any meeting of Stockholders of said Corporation. Receipt is acknowledged of the Notice and Proxy Statement for said meeting, each dated September 22, 1997.

     If you plan on attending the meeting in person, please indicate in the box below.

     WILL ATTEND [  ]              Number of Shares______________



                                   ______________________________
                                   Signature of Stockholder


                                   ______________________________
                                   Signature of Stockholder


Dated:__________________________   Please date and sign exactly
                                   as your name(s) appear(s)
                                   hereon.  When signing as
                                   attorney, executor,
                                   administrator, trustee, or
                                   guardian, etc., you should
                                   indicate your full title.  If
                                   stock is in joint name(s),
                                   each joint owner should sign.




  PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ADDRESSED ENVELOPE